Exhibit 32.2

SECTION 1350 CERTIFICATION (CFO) 1350
SKYPEOPLE FRUIT JUICE, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SkyPeople Fruit Juice, Inc., the “Company”, on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof, the “Report”, I, Xin Ma, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2014

/s/ Xin Ma
Xin Ma
Chief Financial Officer